SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


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                            FORM 8-K



                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                        November 4, 1999


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                     THE WALT DISNEY COMPANY
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                            DELAWARE
            (STATE OF JURISDICTION OF INCORPORATION)



        1-11605                            95-4545390
(COMMISSION FILE NUMBER)        (IRS EMPLOYER IDENTIFICATION NO.)


500 South Buena Vista Street, Burbank, California        91521
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)


                         (818) 560-1000
                 (REGISTRANT'S TELEPHONE NUMBER)


ITEM 5.   OTHER EVENTS


     On November 4, 1999, the Registrant issued a press release reporting earnings results for its 1999 fiscal year. The release also set forth certain information with respect to the Registrant's expectations for fiscal 2000. In addition, the release reported a change in the manner in which the Registrant reports the results of its business segments.

A copy of the press release is attached as Exhibit 99 hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 99 --  Press Release dated November 4, 1999.


                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   THE WALT DISNEY COMPANY




Date:  November 4, 1999            By:  /s/ David K. Thompson
                                      _________________________
                                          David K. Thompson
                                        Senior Vice President
                                      Assistant General Counsel